Exhibit 99.1

The picture can't be displayed. Goldman Sachs Communacopia Conference SEPTEMBER 19, 2019

Forward - looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements. Such risk factors include, but are not limited to, the following: ▪ risks associated with severe effects of international, national and regional economic conditions; ▪ the Company’s ability to attract new clients and retain existing clients; ▪ the spending patterns and financial success of the Company’s clients; ▪ the Company’s ability to retain and attract key employees; ▪ the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; ▪ the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities, an d t he potential impact of one or more asset sales; and ▪ foreign currency fluctuations. Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s 2018 Annual Report on Form 10 - K under the caption “Risk Factors”, and in the Company’s other SEC filings. Non - GAAP Financial Measures This presentation includes Net New Business, EBITDA Margin, Free Cash Flow , Adjusted EBITDA, and Covenant EBITDA, which are “non - GAAP financial measures,” within the meaning of SEC rules and regulations that are different from measures calculated and presented in accordance with GAAP (generally accepted account ing principles). These non - GAAP financial measures should be considered along with, but not as an alternative to, net income or loss, cash flows from operations or any other measures of the Company’s operating performance prescribed by GAAP. A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP measures for historical periods is presented at the en d of this presentation. The Company is unable to reconcile its projected Free Cash Flow and Long - term EBITDA margin target to the corresponding GAAP measures because the amount and timing of many future charges that impacts these measures are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a re sul t, the Company is unable to provide reconciliations of these measures on a forward - looking basis. In addition, the Company believes such reconciliations could imply a degree of precision that might be co nfusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and po tentially significant, impact on future GAAP financial results. Forward looking statements & other information This presentation contains forward - looking statements. Statements in this presentation that are not historical facts, including without limitation statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, an d estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements. Words suc h as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, a nd variations of such words or similar expressions are intended to identify forward - looking statements. These statements are based on current plans, estimat es and projections, and are subject to change based on a number of factors, including those outlined below. Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

3 GLOBAL AD SPENDING 2019 (Total $639B) GLOBAL AD SPENDING 2000 (Total $329B) Source: eMarketer 8% 5% 31% 6% 1% 7% 44% Newspapers Magazines Television Radio Cinema Outdoor Internet 33% 15% 35% 9% 6% 2% CMOs have been transformed from brand builders to performance marketers How is the Advertising World Progressing? ad shift over time Marketing services must transform to meet the new growth

The picture can't be displayed. MDC is in a strong position to meet the needs of today’s CMOs + benefit from this evolution Unparalleled creativity that fuels the world’s most iconic global brands Disrupting with the disruptors the new world plan

Transform MDC from holder of individual companies to a holding company From creative company to data & creativity From 35 individual units to multi - agency networks 1 2 3 4 From individual cost centers to centrally managed G&A Position MDC to thrive in this new world PURPOSE

1 2 3 4

For the first time, MDC will go to market as a unified company,

as well as strategically partner with Stagwell

MDC-wide pitches | 6k people, 17 countries | With Stagwell Partnership: 9k people, 32 countries



VANCOUVER
SEATTLE
PORTLAND
SF
BEVERLY HILLS
LA
CULVER CITY
SAN DIEGO
SCOTTSDALE
PHOENIX
BOULDER
DALLAS
MINNEAPOLIS
CHICAGO
DETROIT
INDIANAPOLIS
TORONTO
MONTREAL
ALBANY
BOSTON
PROVIDENCE
NYC
NORWALK
CRANBERRY TOWNSHIP
DC
NASHVILLE
COLUMBIA
ATLANTA
FORT LAUDERDALE
SAO PAULO, BR
STAGWELL
MDC
BOTH
STOCKHOLM
COPENHAGEN
GOTHENBURG
HAMBURG
AMSTERDAM
LONDON
PARIS
LYON
BERLIN
MUNICH
MOSCOW
JERUSALEM
DUBAI
MUMBAI
BANGALORE
NEW DELHI
BANGKOK
SINGAPORE
CHENGDU
BEIJING
HONG KONG
SHANGHAI
SEOUL
TOKYO
SYDNEY

MDC and Stagwell, an investor in MDC, are separate companies that collaborate on certain business on an arm's-length basis

Data without creativity is as useless as Creativity without data DATA CREATIVITY STRATEGY PERFORMANCE A model that is nimble, lean, & focused ▪ Enhanced data and technology expertise ▪ Integrated Media offering ▪ Unique IP ▪ Campaign Media Management From creative agencies to data + creativity powerhouse 4 1 2 3 4

PROVIDING SUITE OF MODERN SERVICES Data Analytics Research Production Strategy Creative MEDIA AS COMMON SERVICE SIMPLIFYING Reporting Units Networks 25 7 - 10 Multi - agency networks = more holistic solutions + more effective marketing 4 1 2 3 4

Alliances simplify structure & operations *Targeting $100M in free cash flow including M&A payments from Q2 2019 – Q4 2020 4 1 2 3 4 Leveraging scale for greater efficiency Improved compensation to revenue ratio Reduction of overhead at agencies that operate above the mean Reduction in corporate overhead Shrink real estate portfolio to drastically reduce footprint and bring agencies together Reduced capex & T&E GOAL Driving increased cash flow + steadily declining leverage

Progress to date x Established strategy + agency buy - in x Alliance execution underway x OneMDC pitches in progress x $43M of net new business in Q2 19 = strongest in 5 years x Savings actions commenced x DAC continues to decline Net New Business is non - GAAP financial measure defined at the end of this presentation. For more information, see “Definition of non - GAAP measures” at the end of this presentation.

The picture can't be displayed. ▪ Long - term EBITDA margin target: 17 – 19% ▪ Significantly lower M&A obligations, down from $500M (2015) to $140M (Q2 19) ▪ Targeting $100M free cash flow by end 2020 ▪ Reducing leverage, targeting approximately ¾ turn annually ▪ Data + Creativity positions MDC to benefit from industry evolution ▪ Significant upside in new unified go - to - market approach ▪ Streamlined operations for bigger business opportunities and greater efficiencies Transformational opportunity Significant growth opportunity within marketing services 3rd generation holding company positioned for transformational leap EBITDA Margin and free cash flow are non - GAAP financial measures, defined at the end of this presentation. Reconciliations of these non - GAAP financial measures to the most comparable GAAP measures cannot be presented on a forward - looking basis without unreasonable efforts. For more information, see “Definition of non - GAAP measures” at the end of this presentation. The free cash flow target is based on results from Q2 2019 – Q4 2020.

thank you MDC Partners Innovation Center | 745 Fifth Avenue, Floor 19 | New York, NY 10151 www.mdc - partners.com

The picture can't be displayed. Definition of non - GAAP measures ▪ In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non - GAAP financial measures." Management believes that such non - GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non - GAAP financial measures include the following: ▪ Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. ▪ Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock - based compensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items. ▪ Covenant EBITDA: Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. We believe that the presentation of Covenant EBITDA is appropriate as it eliminates the effect of certain non - cash and other items not necessarily indicative of a company’s underlying operating performance. In addition, the presentation of Covenant EBITDA provides additional information to investors about the calculation of, and compliance with, certain financial covenants in the Credit Agreement. ▪ EBITDA Margin: EBITDA Margin is a non - GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock - based compensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items, divided by revenue. ▪ Free Cash Flow: Free Cash Flow is a non - GAAP financial measure. A reconciliation of this non - GAAP measure to the most comparable GAAP measure cannot be presented on a forward - looking basis without unreasonable efforts. ▪ This presentation includes Net New Business, EBITDA Margin, Free Cash Flow , Adjusted EBITDA, and Covenant EBITDA, which are “non - GAAP financial measures,” within the meaning of SEC rules and regulations that are different from measures calculated and presented in accordance with GAAP (generally accepted accounting principles). These non - GAAP financial measures should be considered along with, but not as an alternative to, net income or loss, cash flows from operations or any other measures of the Company’s operating performance prescribed by GAAP. A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP measures for historical periods is presented at the end of this presentation. The Company is unable to reconcile its projected Free Cash Flow and Long - term EBITDA margin target to the corresponding GAAP measures because the amount and timing of many future charges that impacts these measures are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a result, the Company is unable to provide reconciliations of these measures on a forward - looking basis. In addition, the Company believes such reconciliations could imply a degree of precision that might be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on future GAAP financial results.

The picture can't be displayed. EBITDA reconciliation table 1. Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other adjustments, as d efined in the Credit Agreement. Covenant EBITDA is calculated as the aggregate of operating results for the rolling last twelve months (LTM). Each quarter is presented to provide the information ut ilized to calculate Covenant EBITDA. Historical Covenant EBITDA may be recast in the current period for any proforma adjustments related to acquisitions and/or dispositions in the current period. 2. Other items, net includes items such as severance expense and other restructuring expenses and costs associated with the comp any 's strategic review process. 3. Other adjustments, net primarily includes one time professional fees and costs associated with real estate consolidation. 2018 2019 Covenant EBITDA (LTM) (1) Q2 Q3 Q4 Q1 Q2 Q1 - 2019 - LTM Q2 - 2019 - LTM Net income (loss) attributable to MDC Partners Inc. common shareholders $ 1.1 $ (18.2) $ (83.7) $ (2.5) $ 0.8 $ (103.3) $ (103.7) Adjustments to reconcile to operating profit (loss): Accretion on and net income allocated to convertible preference shares 2.3 2.1 2.2 2.4 3.5 8.9 10.2 Net income attributable to the noncontrolling interests 2.5 2.5 5.9 0.4 3.0 11.3 11.8 Equity in earnings (losses) of non - consolidated affiliates 0.0 (0.3) 0.3 (0.1) (0.2) (0.1) (0.3) Income tax expense 2.0 3.0 35.0 0.7 2.1 40.7 40.8 Interest expense and finance charges, net 16.9 17.1 17.1 16.8 16.4 67.8 67.3 Foreign exchange loss (gain) 6.5 (3.3) 13.3 (5.4) (2.9) 11.2 1.7 Other income, net (0.6) (0.2) 1.0 3.4 0.7 3.6 4.9 Operating income (loss) 30.8 2.6 (9.1) 15.7 23.4 40.0 32.7 Adjustments to reconcile to Adjusted EBITDA: Depreciation and amortization 11.7 11.1 11.0 8.8 10.7 42.7 41.6 Goodwill and other asset impairment - 21.0 56.7 - - 77.7 77.7 Stock - based compensation 5.6 6.2 1.5 3.0 3.6 16.4 14.4 Deferred acquisition consideration adjustments (5.1) 11.0 (9.0) (7.6) 2.1 (10.7) (3.5) Distributions from non - consolidated affiliates 0.0 0.5 0.3 - 0.0 0.8 0.8 Other items, net (2) (0.1) 7.3 0.5 1.6 6.6 9.4 16.0 Adjusted EBITDA 43.0 59.8 52.0 21.5 46.4 176.2 179.7 Adjustments to reconcile to Covenant EBITDA: Proforma acquisitions/dispositions (3.6) (1.2) (2.1) (2.0) - (8.9) (5.3) Severance due to eliminated positions 4.2 1.2 3.6 1.5 2.3 10.5 8.7 Other adjustments, net (3) 2.1 0.6 1.9 1.4 1.0 6.0 4.9 $45.6 $60.4 $55.3 $22.5 $ 49.8 $183.8 $187.9